UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2007
CENTRAL IOWA ENERGY, LLC
(Exact Name of Registrant as Specified in Charter)

Iowa (State or other jurisdiction of incorporation)	000-1385952 (Commission File Number)	71-0988301 (IRS Employer Identification No.)

3426 East 28th Street North Newton, Iowa (Address of principal executive offices)	50208 (Zip Code)
(641) 791-1010
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On May 8, 2007, the registrant issued a press release through Renewable Energy Group, Inc., the registrant’s design-builder, announcing the commencement of the registrant’s operations. The press release is attached hereto as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Renewable Energy Group, Inc. Press Release dated May 8, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL IOWA ENERGY, LLC

May 10, 2007	/s/ John Van Zee

Date	John Van Zee, President and CEO